Exhibit 99.1

Syntec Optics (NASDAQ: OPTX) Announces Dean Rudy as New Chief Financial Officer

June 10, 2024 16:10 ET | Source: Syntec Optics

ROCHESTER, NEW YORK, June 10, 2024 — Syntec Optics (“Syntec” or the “Company”) (Nasdaq: OPTX) named Dean Rudy Chief Financial Officer, effective June 10, 2024. Mr. Rudy succeeds Mr. Robert (Casey) Nelson.

Dean Rudy brings over 30 years of experience with a unique combination of financial and operational leadership skills cultivated in small, medium, and fortune-100-sized businesses with the common thread of partnering with the management team and achieving profitable company growth. Dean started his career and worked for 17 years at Xerox Corporation, where he held many roles within their manufacturing organization. He also served as the worldwide controller for their Small Office / Home Office division and the general manager of their Personal Copier Unit. More recently, Dean has led the finance and accounting at medium-sized businesses across a broad array of industries, including printing and publishing, metal recycling, and retail. His last assignment was CFO for Auction Direct USA, a multi-state used car superstore company.

Mr. Rudy’s experience includes enabling the division at Xerox to grow from under $50M to $500M and improving the management of accounting, reporting, and strategy during rapid growth. At other manufacturing organizations after Xerox, he implemented enterprise systems, seamlessly combining all material flows, purchases, sales, and accounting while enabling reporting capabilities to drive pricing and competitive strategies. He drove streamlining systems for customer processes, KPIs, forecasting, IT infrastructure, and new product expansions.

Dean has an MBA in finance and accounting from the Olin Business School at Washington University in St. Louis and a BA in economics from St. Olaf College in Northfield, MN.

Syntec Optics Chief Executive Officer Al Kapoor stated: “I am excited to partner with Dean Rudy, who will provide exceptional financial and operating leadership to support Syntec’s continued growth.”

About Syntec Optics

Syntec Optics Holdings, Inc. (Nasdaq: OPTX), headquartered in Rochester, NY, is one of the largest mission-critical custom optics and photonics manufacturers in the United States for technical and scientific instruments and aerospace and defense OEMs. Operating for over two decades, Syntec Optics runs a state-of-the-art facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage. Syntec Optics recently launched new products, including Low Earth Orbit (LEO) satellite optics, lightweight night vision goggle optics, biomedical equipment optics, and precision microlens arrays. To learn more, visit www.syntecoptics.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) risk outlined in any prior SEC filings; 2) ability of Syntec Optics to successfully increase market penetration into its target markets; 3) the addressable markets that Syntec Optics intends to target do not grow as expected; 4) the loss of any key executives; 5) the loss of any relationships with key suppliers including suppliers abroad; 6) the loss of any relationships with key customers; 7) the inability to protect Syntec Optics’ patents and other intellectual property; 8) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 9) costs related to any further business combination; 10) changes in applicable laws or regulations; 11) the possibility that Syntec Optics may be adversely affected by other economic, business and/or competitive factors; 12) Syntec Optics’ estimates of its growth and projected financial results for the future and meeting or satisfying the underlying assumptions with respect thereto; 13) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 14) inability to complete any investments or borrowings in connection with any further business combination; 15) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in prior SEC filings including registration statement on Form S-4 filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Syntec Optics does not give any assurance that Syntec Optics will achieve its expected results. Syntec Optics does not undertake any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:

Investor Relations

InvestorRelations@syntecoptics.com

SOURCE: Syntec Optics Holdings, Inc. (Nasdaq: OPTX)